                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-2
                          (Exact name of registrant as
                            specified in its charter)



    Delaware                       333-82281                    41-1743653
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


290 E. Carpenter Freeway, Irving, Texas                       75062-2729
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of July 2001 was distributed to Noteholders on September 17, 2001.




Item 7(c). Exhibits


          Exhibit No.                   Description

              20.1                Servicer's Certificate for the month of
                                     August 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                 /s/ Cindy A. Barmeier
                                 --------------------------------------
                                 Title: Assistant Vice President



Date: September 17, 2001